Exhibit 10.2

BISHOP’S GATE RESIDENTIAL MORTGAGE TRUST,

as Issuer

and

THE BANK OF NEW YORK,

as Indenture Trustee and Series 1999-1 Agent

_____________________

SERIES 1999-1 SUPPLEMENT

dated as of November 22, 1999

to

BASE INDENTURE

dated as of December 11, 1998

_______________________

TABLE OF CONTENTS

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Exhibit A-1-1: Form of Restricted Global Series 1999-1 Note
Exhibit A-1-2: Form of Temporary Global Series 1999-1 Note
Exhibit A-1-3: Form of Permanent Global Series 1999-1 Note
Exhibit A-2 Form of Definitive Series 1999-1 Note

-ii-

SERIES 1999-1 SUPPLEMENT, dated as of November 22, 1999 (this “Supplement”) between BISHOP’S GATE RESIDENTIAL MORTGAGE TRUST, a business trust established under the laws of Delaware (the “Issuer”), THE BANK OF NEW YORK, a New York banking corporation, as indenture trustee (together with its successors in trust thereunder as provided in the Base Indenture referred to below, the “Indenture Trustee”), and THE BANK OF NEW YORK, as agent for the benefit of the Series 1999-1 Noteholders (the “Series 1999-1 Agent”), to the Base Indenture, dated as of December 11, 1998, between the Issuer and the Indenture Trustee (as amended, modified or supplemented from time to time, exclusive of Supplements creating a new Series of Notes, the “Base Indenture”).

PRELIMINARY STATEMENT

WHEREAS, Sections 2.2 and 12.1 of the Base Indenture provide, among other things, that the Issuer and the Indenture Trustee may at any time and from time to time enter into a supplement to the Base Indenture for the purpose of authorizing the issuance of one or more Series of Notes.

NOW, THEREFORE, the parties hereto agree as follows:

DESIGNATION

There is hereby created a Series of Notes to be issued pursuant to the Base Indenture and this Supplement and such Series of Notes shall be designated as Variable Rate Term Notes, Series 1999-1 (the “Series 1999-1 Notes”). The Series 1999-1 Notes shall be issued in an original principal amount of $400,000,000.

The proceeds from the sale of the Series 1999-1 Notes shall be deposited in the Collection Account and shall be used by the Issuer to acquire eligible Mortgage Loans from the Seller and to pay any amounts due and owing on the Issuer’s outstanding obligations in accordance with the Program Documents.

ARTICLE I
DEFINITIONS

(a)  All capitalized terms not otherwise defined herein are defined in the Definitions List attached to the Base Indenture as Schedule I thereto. All Article, Section or Subsection references herein shall refer to Articles, Sections or Subsections of the Base Indenture, except as otherwise provided herein. Unless otherwise stated herein, as the context otherwise requires or if such term is otherwise defined in the Base Indenture, each capitalized term used or defined herein shall relate only to the Series 1999-1 Notes and not to any other Series of Notes issued by the Issuer.

(b)  The following words and phrases shall have the following meanings with respect to the Series 1999-1 Notes and the definitions of such terms are applicable to the singular as well as the plural form of such terms and to the masculine as well as the feminine and neuter genders of such terms:

“Credit Amount Percentage” has the meaning specified in Section 4.11 hereof.

“Definitive Series 1999-1 Note” shall have the meaning specified in Section 3.1 hereof.

“LIBOR” has the meaning specified in Section 2.2(b) of this Supplement.

“LIBOR Determination Date” has the meaning specified in Section 2.2(b) of this Supplement.

“Minimum Credit Amount” has the meaning specified in Section 4.11 hereof.

“Permanent Global Series 1999-1 Note” has the meaning specified in Section 3.2 of this Supplement.

“Reference Banks” has the meaning specified in Section 2.2(b) of this Supplement.

“Required Noteholders” means Series 1999-1 Noteholders holding 50% or more of the principal amount of the outstanding Series 1999-1 Notes.

“Restricted Global Series 1999-1 Note” has the meaning specified in Section 3.1 of this Supplement.

“Series 1999-1 Agent” has the meaning specified in the initial paragraph hereto.

“Series 1999-1 Closing Date” means November 22, 1999.

“Series 1999-1 Collateral” means the Collateral and the Series 1999-1 Distribution Account Collateral.

“Series 1999-1 Distribution Account” has the meaning specified in Section 2.5(a) of this Supplement.

“Series 1999-1 Distribution Account Collateral” has the meaning specified in Section 2.5(d) of this Supplement.

“Series 1999-1 Final Distribution Date” means the September 20, 2006 Distribution Date.

“Series 1999-1 Interest Period” means, with respect to each Distribution Date, the period from and including the first day of the month preceding the month of the Distribution Date (or in the case of the first Distribution Date, the Series 1999-1 Closing Date) to and including the last day of the month preceding the month in which the Distribution Date occurred or in the case of the Distribution Date which is also the Series 1999-1 Final Distribution Date to such Series 1999-1 Final Distribution Date.

“Series 1999-1 Monthly Interest” means, with respect to each Distribution Date, interest distributions with respect to the Series 1999-1 Notes equal to the product of (i) the outstanding principal amount of the Series 1999-1 Notes on the preceding Distribution Date (after giving effect to all distributions and allocations made on such preceding Distribution Date), (ii) the Series 1999-1 Note Rate for the related Series 1999-1 Interest Period and (iii) the actual number of days in such Series 1999-1 Interest Period divided by 360.

“Series 1999-1 Note” shall have the meaning specified in Section 3.1 hereof.

“Series 1999-1 Note Calculation Agent” means the Indenture Trustee.

“Series 1999-1 Noteholders” means the Person in whose name a Series 1999-1 Note is registered in the Note Register.

“Series 1999-1 Note Rate” means, with respect to each Series 1999-1 Interest Period, one-month LIBOR plus .45% per annum.

“Series 1999-1 Notes” means any one of the Variable Rate Term Notes, Series 1999-1, executed by the Issuer and authenticated by or on behalf of the Indenture Trustee, substantially in the form of Exhibit A-1-1, Exhibit A-1-2 or Exhibit A-1-3. Definitive Series 1999-1 Notes shall have such insertions and deletions as are necessary to give effect to the provisions of Section 2.18 of the Base Indenture.

“Series 1999-1 Shortfall” has the meaning specified in Section 2.3 of this Supplement.

“Series Program Size” has the meaning specified in Section 4.12 hereof.

“Supplement” has the meaning set forth in the preamble.

“Temporary Global Series 1999-1 Note” has the meaning specified in Section 3.2 of this Supplement.

ARTICLE II
SERIES 1999-1 ALLOCATIONS

With respect to the Series 1999-1 Notes, the following shall apply:

Section 2.1  Allocations with Respect to the Series 1999-1 Notes.

All Collections allocable to the Series 1999-1 Notes shall be determined by the Indenture Trustee and transferred by the Collateral Agent to the Series 1999-1 Distribution Account in accordance with the terms of Sections 2.3(a) and 2.4(a) hereof and the Security Agreement.

Section 2.2  Calculation of Note Interest.

(a)  For purposes of calculating the Series 1999-1 Note Rate, the Issuer hereby appoints the Indenture Trustee as the Series 1999-1 Note Calculation Agent. The Series 1999-1 Note Calculation Agent may be removed by the Issuer at any time. If the Series 1999-1 Note Calculation Agent is unable or unwilling to act as such or is removed by the Issuer, or if the Series 1999-1 Note Calculation Agent fails to determine the Series 1999-1 Note Rate and the Series 1999-1 Monthly Interest for any Series 1999-1 Interest Period, the Issuer will promptly appoint as a replacement Series 1999-1 Note Calculation Agent a leading bank which is engaged in transactions in Eurodollar deposits in the international Eurodollar market. The Series 1999-1 Note Calculation Agent may not resign its duties without a successor having been duly appointed.

(b)  LIBOR shall be determined by the Series 1999-1 Note Calculation Agent in accordance with the following provisions:

(i)  On the second Business Day prior to the commencement of the Series 1999-1 Interest Period (each such day, a “LIBOR Determination Date”), “LIBOR” shall equal the rate, as obtained by the Series 1999-1 Note Calculation Agent, for one-month Eurodollar deposits, which appears on Telerate Page 3750 (as defined in the International Swaps and Derivatives Association, Inc. 1991 Interest Rate and Currency Exchange Definitions) or such other page as may replace Telerate Page 3750, as it relates to U.S. Dollars, as of 11:00 a.m. (London time) on such LIBOR Determination Date.

(ii)  If, on any LIBOR Determination Date, such rate does not appear on Telerate Page 3750, the Series 1999-1 Note Calculation Agent shall determine the arithmetic mean of the offered quotations of the Reference Banks to leading banks in the London interbank market for one-month Eurodollar deposits in an amount determined by the Series 1999-1 Note Calculation Agent by reference to requests for quotations as of approximately 11:00 a.m. (London time) on the LIBOR Determination Date made by the Series 1999-1 Note Calculation Agent to the Reference Banks. If, on any LIBOR Determination Date, at least two of the Reference Banks provide such quotations, LIBOR shall equal such arithmetic mean of such quotations. If, on any LIBOR Determination Date, only one or none of the Reference Banks provide such quotations, LIBOR shall be deemed to be the arithmetic mean of the offered quotations that leading banks in The City of New York selected by the Series 1999-1 Note Calculation Agent are quoting on the relevant LIBOR Determination Date for one-month Eurodollar deposits in an amount determined by the Series 1999-1 Note Calculation Agent by reference to the principal London offices of leading banks in the London interbank market; provided, however, that if the Series 1999-1 Note Calculation Agent is required but is unable to determine a rate in accordance with at least one of the procedures provided above, “LIBOR” shall be LIBOR as determined on the previous LIBOR Determination Date. As used herein, “Reference Banks” means four major banks in the London interbank market selected by the Series 1999-1 Note Calculation Agent.

As soon as possible after 11:00 a.m. (London time) on each LIBOR Determination Date, but in no event later than 11:00 a.m. (London time) on the Business Day immediately following each LIBOR Determination Date, the Series 1999-1 Note Calculation Agent will cause the applicable Series 1999-1 Note Rate for the next Series 1999-1 Interest Period and the applicable Series 1999-1 Monthly Interest for such Series 1999-1 Interest Period payable in respect of the Series 1999-1 Notes on the related Distribution Date to be given to the Issuer, the Indenture Trustee and any paying agent. The Series 1999-1 Note Calculation Agent will also specify to the Issuer and the Indenture Trustee the quotations upon which the applicable Series 1999-1 Note Rate is based, and in any event the Series 1999-1 Note Calculation Agent shall notify the Issuer before 5:00 p.m. (London time) on each LIBOR Determination Date that either: (i) it has determined or is in the process of determining the applicable Series 1999-1 Note Rate and the applicable Series 1999-1 Monthly Interest or (ii) it has not determined and is not in the process of determining the applicable Series 1999-1 Note Rate and the applicable Series 1999-1 Monthly Interest, together with its reasons therefor. For the sole purpose of calculating the applicable Series 1999-1 Note Rate, “Business Day” shall be any day on which dealings in deposits in U.S. dollars are transacted in the London interbank market.

Section 2.3  Payment of Note Interest.

(a)  On each Distribution Date, the Collateral Agent, acting in accordance with a certificate or other statement of the Indenture Trustee based upon the Servicer Report, shall withdraw the amounts required to be withdrawn from the Collateral Account and deposit such amounts in the Series 1999-1 Distribution Account pursuant to this Section 2.3(a) in respect of all funds available for such Series 1999-1 Interest Period and allocated to the holders of the Series 1999-1 Notes pursuant to Section 5.03(b) of the Security Agreement.

On each Determination Date, the Indenture Trustee shall notify the Collateral Agent and the Servicer in writing as to the amount to be withdrawn and paid pursuant to Section 2.3(b) of this Supplement from the Collateral Account to the extent funds are anticipated to be available and allocable to the Series 1999-1 Notes in respect of (x) first, an amount equal to Series 1999-1 Monthly Interest for the related Series 1999-1 Interest Period and (y) second, an amount equal to the amount of any unpaid Series 1999-1 Shortfall as of the preceding Distribution Date (together with any accrued interest on such Series 1999-1 Shortfall). If the amounts described in this Section 2.3(a) are insufficient to pay Series 1999-1 Monthly Interest on any Distribution Date, payments of interest to the Series 1999-1 Noteholders will be reduced on a pro rata basis by the amount of such deficiency. The aggregate amount, if any, of such deficiency on any Distribution Date shall be referred to as the “Series 1999-1 Shortfall.” Interest shall accrue on the Shortfall for the Series 1999-1 Notes at the Series 1999-1 Note Rate. On each Distribution Date, the Collateral Agent shall withdraw the amounts described in this Section 2.3(a) from the Collateral Account and deposit such amounts in the Series 1999-1 Distribution Account.

(b)  On each Distribution Date, subject to Section 9.8 of the Base Indenture, the Paying Agent shall, in accordance with Section 6.1 of the Base Indenture, pay to the Series 1999-1 Noteholders from the Series 1999-1 Distribution Account the amount deposited in the Series 1999-1 Distribution Account for the payment of interest pursuant to Section 2.3(a) of this Supplement.

Section 2.4  Payment of Note Principal.

(a)  The principal in respect of the Series 1999-1 Notes will be repaid in full in a single installment on the Series 1999-1 Final Distribution Date. On the Determination Date prior to the Series 1999-1 Final Distribution Date, the Indenture Trustee shall notify the Servicer in writing as to the amount of principal due and payable in respect of the Series 1999-1 Notes. On the Series 1999-1 Final Distribution Date, in accordance with the related Servicer Report, the Collateral Agent shall withdraw such amount of principal in respect of the Series 1999-1 Notes from the Collateral Account and deposit such amount in the Series 1999-1 Distribution Account, to be paid to the holders of the Series 1999-1 Notes. The entire principal amount of all Outstanding Series 1999-1 Notes shall be due and payable on the Series 1999-1 Final Distribution Date.

(b)  On the Series 1999-1 Final Distribution Date, the Paying Agent shall, in accordance with Section 6.1 of the Base Indenture, pay pro rata to each Series 1999-1 Noteholder from the Series 1999-1 Distribution Account the amount deposited therein pursuant to Section 2.4(a) of this Supplement.

Section 2.5  Series 1999-1 Distribution Account.

(a)  Establishment of Series 1999-1 Distribution Account. The Indenture Trustee shall establish and maintain in the name of the Series 1999-1 Agent for the benefit of the Series 1999-1 Noteholders, or cause to be established and maintained, an account (the “Series 1999-1 Distribution Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 1999-1 Noteholders. The Series 1999-1 Distribution Account shall be maintained (i) with a Qualified Institution, or (ii) as a segregated trust account with the corporate trust department of a depository institution or trust company having corporate trust powers and acting as Indenture Trustee for funds deposited in the Series 1999-1 Distribution Account; provided that, if at any time such Qualified Institution is no longer a Qualified Institution or the credit rating of any securities issued by such depositary institution or trust company shall be reduced to below BBB- by S&P or Baa3 by Moody’s, then the Issuer shall, within 30 days of such reduction, establish a new Series 1999-1 Distribution Account with a new Qualified Institution. If the Series 1999-1 Distribution Account is not maintained in accordance with the previous sentence, the Issuer shall establish a new Distribution Account, within ten (10) Business Days after obtaining knowledge of such fact, which complies with such sentence, and shall instruct the Series 1999-1 Agent in writing to transfer all cash and investments from the non-qualifying Series 1999-1 Distribution

Account into the new Series 1999-1 Distribution Account. Initially, the Series 1999-1 Distribution Account will be established with the Indenture Trustee.

(b)  Administration of the Series 1999-1 Distribution Account. The Indenture Trustee, at the written instruction of the Issuer, may instruct the institution maintaining the Series 1999-1 Distribution Account to invest funds on deposit in the Series 1999-1 Distribution Account from time to time in Eligible Investments; provided, however, that any such investment shall mature not later than the Business Day prior to the Distribution Date following the date on which such funds were received, unless any Eligible Investment held in the Series 1999-1 Distribution Account is held with the Paying Agent, then such investment may mature on such Distribution Date and such funds shall be available for withdrawal on or prior to such Distribution Date. All such Eligible Investments will be credited to the Series 1999-1 Distribution Account.

(c)  Earnings from Series 1999-1 Distribution Account. All interest and earnings (net of losses and investment expenses) paid on funds on deposit in the Series 1999-1 Distribution Account shall be deemed to be on deposit and available for distribution.

(d)  Series 1999-1 Distribution Account Constitutes Additional Collateral for Series 1999-1 Notes. In order to secure and provide for the repayment and payment of the Issuer’s obligations with respect to the Series 1999-1 Notes, the Issuer hereby grants a security interest in and assigns, pledges, grants, transfers and sets over to the Series 1999-1 Agent, for the benefit of the Series 1999-1 Noteholders, all of the Issuer’s right, title and interest in and to the following (whether now or hereafter existing or acquired): (i) the Series 1999-1 Distribution Account, including any security entitlement thereto; (ii) all funds on deposit therein from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Series 1999-1 Distribution Account or the funds on deposit therein from time to time; (iv) all investments made at any time and from time to time with monies in the Series 1999-1 Distribution Account, whether constituting securities, instruments, general intangibles, investment property, financial assets or other property; (v) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Series 1999-1 Distribution Account, the funds on deposit therein from time to time or the investments made with such funds; and (vi) all proceeds of any and all of the foregoing, including, without limitation, cash (the items in the foregoing clauses (i) through (vi) are referred to, collectively, as the “Series 1999-1 Distribution Account Collateral”). The Series 1999-1 Agent shall possess all right, title and interest in all funds on deposit from time to time in the Series 1999-1 Distribution Account and in all proceeds thereof, and shall be the only person authorized to originate entitlement orders in respect of the Series 1999-1 Distribution Account. The Series 1999-1 Distribution Account Collateral shall be under the sole dominion and control of the Series 1999-1 Agent for the benefit of the Series 1999-1 Noteholders.

ARTICLE III
FORM OF SERIES 1999-1 NOTES

Section 3.1  Restricted Global Series 1999-1 Notes; Definitive Series 1999-1 Notes.

The Series 1999-1 Notes to be issued in the United States to institutional accredited investors (as defined in Regulation D under the Securities Act) will be issued in book-entry form of and represented by one or more permanent global Notes in fully registered form without interest coupons (each, a “Restricted Global Series 1999-1 Note”), substantially in the form set forth in Exhibit A-1-1 hereto, with such legends as may be applicable thereto as set forth in the Base Indenture, and will be sold only in the United States to qualified institutional buyers within the meaning of, and in reliance on, Rule 144A under the Securities Act and shall be deposited on behalf of the purchasers of the Series 1999-1 Notes represented thereby, with a custodian for DTC, and registered in the name of Cede as DTC’s nominee, duly executed by the Issuer and authenticated by the Indenture Trustee in the manner set forth in Section 2.4 of the Base Indenture.

Series 1999-1 Notes issued in the United States to institutional accredited investors within the meaning of Regulation D under the Securities Act in reliance on an exemption from the registration requirements of the Securities Act of the Base Indenture will be issued pursuant to Section 2.18 in the form of definitive, fully registered notes without interest coupons (each a “Definitive Series 1999-1 Note”) substantially in the form set forth in Exhibit A-2 hereto.

Section 3.2  Temporary Global Series 1999-1 Notes; Permanent Global Series 1999-1 Notes.

The Series 1999-1 Notes to be issued outside the United States will be issued and sold in transactions outside the United States in reliance on Regulation S under the Securities Act, as provided in the applicable note purchase agreement, and shall initially be issued in the form of one or more temporary notes in registered form without interest coupons (each, a “Temporary Global Series 1999-1 Note”), substantially in the form set forth in Exhibit A-1-2 hereto, which shall be deposited on behalf of the purchasers of the Series 1999-1 Notes represented thereby with a custodian for, and registered in the name of a nominee of DTC, for the accounts of Morgan Guaranty Trust Company of New York, Brussels office, as operator of Euroclear and for Cedel, duly executed by the Issuer and authenticated by the Indenture Trustee in the manner set forth in Section 2.4 of the Base Indenture. Interests in a Temporary Global Series 1999-1 Note will be exchangeable, in whole or in part, for interests in one or more permanent global notes in registered form without interest coupons (each, a “Permanent Global Series 1999-1 Note”), substantially in the form of Exhibit A-1-3 hereto, in accordance with the provisions of such Temporary Global Series 1999-1 Note and the Base Indenture (as modified by this Supplement). Interests in a Permanent Global Series 1999-1 Note will be exchangeable for definitive Series 1999-1 Notes in accordance with the provisions of such Permanent Global Series 1999-1 Note and the Base Indenture (as modified by this Supplement).

ARTICLE IV
GENERAL

Section 4.1  Optional Repurchase.

The Series 1999-1 Notes shall be subject to repurchase, in whole but not in part, by the Issuer at its option in accordance with Section 6.3 of the Base Indenture on any Distribution Date. The repurchase price for any Series 1999-1 Note shall equal the aggregate outstanding principal balance of such Series 1999-1 Note (determined after giving effect to any payments of interest on such Distribution Date), plus accrued and unpaid interest on such outstanding principal balance, plus the amount of any Series 1999-1 Shortfall.

Section 4.2  Information.

The Indenture Trustee, upon the written request of any Series 1999-1 Noteholder, shall provide to such Series 1999-1 Noteholder, or its designated agent, copies of all requested information previously furnished to the Indenture Trustee or the Issuer pursuant to the Program Documents, as such information relates to the Series 1999-1 Notes or the Series 1999-1 Collateral.

Section 4.3  Exhibits.

The following exhibits attached hereto supplement the exhibits included in the Indenture.

Exhibit A-1-1:	Form of Restricted Global Series 1999-1 Note
Exhibit A-1-2:	Form of Temporary Global Series 1999-1 Note
Exhibit A-1-3:	Form of Permanent Global Series 1999-1 Note
Exhibit A-2:	Form of Definitive Series 1999-1 Note

Section 4.4  Ratification of Base Indenture.

As supplemented by this Supplement, the Base Indenture is in all respects ratified and confirmed and the Base Indenture as so supplemented by this Supplement shall be read, taken, and construed as one and the same instrument.

Section 4.5  Counterparts.

This Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

Section 4.6  Governing Law.

This Supplement shall be construed in accordance with the law of the State of New York (without giving effect to the provisions thereof regarding conflicts of laws), and the obligations, rights and remedies of the parties hereto shall be determined in accordance with such law.

Section 4.7  Amendments.

This Supplement may be modified or amended from time to time in accordance with the terms of the Base Indenture; provided, however, that if, pursuant to the terms of the Base Indenture or this Supplement, the consent of the Required Noteholders is required for an amendment or modification of this Supplement, such requirement shall be satisfied if such amendment or modification is consented to by Noteholders representing more than 50% of the aggregate outstanding principal amount of the Series 1999-1 Notes affected thereby.

Section 4.8  Discharge of Indenture.

Notwithstanding anything to the contrary contained in the Base Indenture, no discharge of the Indenture pursuant to Section 11.1(b) of the Base Indenture will be effective as to the Series 1999-1 Notes without the consent of the Required Noteholders.

Section 4.9  Notice to Rating Agencies.

The Indenture Trustee shall provide to each Rating Agency a copy of each notice, opinion of counsel, certificate or other item delivered to, or required to be provided by, the Indenture Trustee pursuant to this Supplement or any other Program Document. The Trustee makes this covenant as a matter of courtesy and accommodation only and shall not be liable to any Person for any failure to comply therewith.

Section 4.10  Action by Direction of Required Noteholders.

Subject to Section 10.1 of the Base Indenture, the Indenture Trustee agrees that, so long as no Event of Default shall have occurred and be continuing with respect to any Series of Notes other than the Series 1999-1 Notes, it shall not exercise any rights or remedies available to it as a result of the occurrence of an Event of Default with respect to the Series 1999-1 Notes until the Indenture Trustee has received the written direction of the Required Noteholders.

Section 4.11  Credit Amount Percentage; Minimum Credit Amount.

The “Credit Amount Percentage” with respect to the Series 1999-1 Notes shall be 4.4%. The “Minimum Credit Amount” with respect to the Series 1999-1 Notes shall be 2.5%.

Section 4.12  Series Program Size.

The “Series Program Size” with respect to the Series 1999-1 Notes shall be $450,700,000; provided, however, that the Series Program Size shall in no event exceed the sum of the outstanding principal amount of the Series 1999-1 Notes and the outstanding principal amount of the Series 1999-1 Certificates; provided, further, that, for purposes of calculating the “Credit Amount,” the Series Program Size shall equal a fraction the numerator of which is the outstanding principal amount of the Series 1999-1 Notes and the denominator of which is one (1) less the Credit Amount Percentage (expressed as a decimal).

Section 4.13  Protections Under Base Indenture.

The Bank of New York, as Agent and Calculation Agent hereunder, shall have all of the protections of the Indenture Trustee under Article X of the Base Indenture.

IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused this Supplement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

BISHOP’S GATE RESIDENTIAL MORTGAGE TRUST, as Issuer
By:	FIRST UNION TRUST COMPANY NATIONAL ASSOCIATION, not in its individual capacity, but solely as Owner Trustee under the Trust Agreement
By:
Name:
Title:
THE BANK OF NEW YORK as Indenture Trustee
By:
Name:
Title:
THE BANK OF NEW YORK as Series 1999-1 Agent
By:
Name:
Title:

IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused this Supplement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

BISHOP’S GATE RESIDENTIAL MORTGAGE TRUST, as Issuer
By:	FIRST UNION TRUST COMPANY NATIONAL ASSOCIATION, not in its individual capacity, but solely as Owner Trustee under the Trust Agreement
By:
Name:
Title:
THE BANK OF NEW YORK as Indenture Trustee
By:
Name:
Title:
THE BANK OF NEW YORK as Series 1999-1 Agent
By:
Name:
Title:

Exhibit A-1-1

Form of Restricted Global Series 1999-1 Note

A-1-1

Exhibit A-1-2

Form of Temporary Global Series 1999-1 Note

A-1-2

Exhibit A-1-3

Form of Permanent Global Series 1999-1 Note

A-1-3

Exhibit A-2

Form of Definitive Series 1999-1 Note

A-2